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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2009




                                SPIRE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Massachusetts                0-12742                    04-2457335
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (781) 275-6000


                                 Not Applicable
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                         (Former name or former address,
                         if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On December 14, 2009 (the "Closing Date"), Spire Corporation, a Massachusetts corporation (the "Company"), Spire Biomedical, Inc., a Massachusetts corporation and wholly owned subsidiary of the Company ("Spire Biomedical," and together with the Company, "Spire"), and Bard Access Systems, Inc., a Utah corporation ("Bard"): (i) entered into an Amendment to Asset Purchase Agreement (the "Amendment"), which modified the terms of that certain Asset Purchase Agreement between the parties dated as of September 4, 2009 (the "Purchase Agreement"), pursuant to which Bard had previously agreed to acquire substantially all of the assets of Spire's hemodialysis catheter business and assume and pay post-closing liabilities related to the purchased assets as set forth in the Purchase Agreement (collectively, the "Transaction"); and (ii) completed the closing of the Transaction in accordance with the terms of the Purchase Agreement, as modified by the Amendment.

            The maximum purchase price payable under the Purchase Agreement, as amended by the Amendment, is $12.5 million, including (i) $9.4 million that was paid at closing to Spire, (ii) $100,000 that was paid at closing to two employees of Spire, including Mark Little, Chief Executive Officer of Spire Biomedical, as consideration for their execution of the Non-Competition Agreements described below, and (iii) $3.0 million payable based on the achievement of certain milestones described below (the "Contingent Purchase Price").

            Certain of the assets sold by Spire in the Transaction were transferred to Bard at the closing, and certain other assets (the "Contingent Deferred Assets") will be transferred to Bard upon the completion of a product recall related to such assets, which is expected to occur in the second quarter of 2010. Until the Contingent Deferred Assets are transferred by Spire, Spire will continue to manufacture and supply to Bard certain hemodialysis catheter products under the terms of an Exclusive Manufacture, Supply and Distribution Agreement entered into by Spire and Bard on the closing date (the "Distribution Agreement"). Upon the transfer of the Contingent Deferred Assets to Bard, Bard will pay to Spire $1.5 million of the Contingent Purchase Price. Bard will pay to Spire up to $1.5 million of the remaining Contingent Purchase Price based upon the achievement of milestones related to the manufacture and supply of certain quantities of hemodialysis catheter products under the Distribution Agreement. The transfer price for hemodialysis catheter products delivered to Bard under the Distribution Agreement will be equal to Spire's standard costs of goods, including related overhead, without mark-up and calculated in accordance with U.S. generally accepted accounting principles.

            As part of the Transaction, Spire and Bard entered into a License Agreement and a Sublicense Agreement on the Closing Date, pursuant to which Spire granted to Bard a license and a sublicense, respectively, in the field of hemodialysis catheters to use certain intellectual property used by Spire in its surface treatments business (the "Licensed Intellectual Property"). Spire will retain the rights to the Licensed Intellectual Property outside the field of hemodialysis catheters.

            The Purchase Agreement, as amended, includes a five-year commitment of Spire not to compete with the hemodialysis catheter business. As part of the Transaction, on the Closing Date, each of Mark Little, Chief Executive Officer of Spire Biomedical, and the Chief Operating Officer of Spire Biomedical (each, a "Covered Employee") entered into a Non-Competition Agreement with Bard and Spire pursuant to which each Covered Employee agreed not to compete with the hemodialysis catheter business for a period of two years following the closing. In consideration for their execution of the Non-Competition Agreements, each Covered Employee was paid $50,000 from the purchase price paid to Spire at closing. In the event that the employment by Spire of a Covered Employee terminates for any reason during the non-compete period, Spire will pay to the Covered Employee, as additional consideration for the Non-Competition Agreement, up to $100,000 (the exact amount of which is determined based upon a formula set forth in the Non-Competition Agreement and which decreases based upon the amount of time remaining until the non-compete period expires as of the date of termination of employment).

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            The Purchase Agreement, as amended, also contains customary representations and warranties, pre-closing and post closing covenants and mutual indemnification obligations for, among other things, inaccuracy or breach of any representation or warranty in the Purchase Agreement and any breach or non-fulfillment of any covenant contained in the Purchase Agreement and related transaction agreements or certificates.

            The foregoing summary of the Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to
(i) the Purchase Agreement previously filed as Exhibit 2.5 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 (the "Third Quarter 10-Q"), (ii) Extension dated September 25, 2009 of Asset Purchase Agreement filed as Exhibit 2.6 to the Third Quarter 10-Q, (iii) Extension dated October 30, 2009 of Asset Purchase Agreement filed as Exhibit
2.7 to the Third Quarter 10-Q, (iv) the Extension dated November 30, 2009 of Asset Purchase Agreement filed as an exhibit hereto and (v) the Amendment dated December 14, 2009 to Asset Purchase Agreement filed as an exhibit hereto.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

            This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. These statements reflect the Company's current views with respect to future events and are based on its management's current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, the ability of Spire to satisfy the conditions to receive the Contingent Purchase Price; risks associated with market and economic conditions; the risks and uncertainties described in the Company's annual report on Form 10-K, as amended, for the year ended December 31, 2008; and other factors identified from time to time in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements contained herein.


ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            The information set forth under Item 1.01 "Entry into a Material Definitive Agreement" is incorporated by reference into this Item 2.01.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.    Description
      -----------    -----------

           2.5 Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation, incorporated by reference to Exhibit
                     2.5 to the Company's Form 10-Q for the quarter ended September 30, 2009*

           2.6 Extension dated September 25, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation, incorporated by reference to Exhibit 2.6 to the Company's Form 10-Q for the quarter ended September 30, 2009

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

           2.7 Extension dated October 30, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation, incorporated by reference to Exhibit 2.7 to the Company's Form 10-Q for the quarter ended September 30, 2009

           2.8 Extension dated November 30, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation

           2.9 Amendment dated December 14, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation *

           * The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIRE CORPORATION



Date:       December 18, 2009          By: /s/ Christian Dufrense
                                           -------------------------------------
                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer






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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

      2.5 Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation, incorporated by reference to Exhibit 2.5 to the Company's Form 10-Q for the quarter ended September 30, 2009*

      2.6 Extension dated September 25, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation, incorporated by reference to Exhibit 2.6 to the Company's Form 10-Q for the quarter ended September 30, 2009

      2.7 Extension dated October 30, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation, incorporated by reference to Exhibit 2.7 to the Company's Form 10-Q for the quarter ended September 30, 2009

      2.8 Extension dated November 30, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation *

      2.9 Amendment dated December 14, 2009 of Asset Purchase Agreement, dated September 4, 2009, by and among Bard Access Systems, Inc. and Spire Biomedical, Inc. and Spire Corporation *

      * The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.


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